UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2011

ITT CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	1-5672	13-5158950

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Westchester Avenue White Plains, New York	10604

(Address of principal executive offices)	(Zip Code)
(914) 641-2000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	Completion of Acquisition or Disposition of Assets.
     On October 31, 2011, ITT Corporation (“ITT” or the “Company”) announced that it had completed the previously announced spin-off of Exelis Inc. (“Exelis”), the Company’s Defense & Information Solutions business, and Xylem Inc. (“Xylem”), the Company’s water-related businesses (the “Spin-off”). Effective as of 12:01 a.m., Eastern time on October 31, 2011 (the “Distribution Date”), the common stock of each of Exelis and Xylem was distributed, on a pro rata basis, to the Company’s shareholders of record as of the close of business on October 17, 2011 (the “Record Date”). On the Distribution Date, each of the shareholders of the Company received (i) one share of Exelis common stock for every one share of common stock of the Company held on the Record Date and (ii) one share of Xylem common stock for every one share of common stock of the Company held on the Record Date. The Spin-off was completed pursuant to the Distribution Agreement, dated as of October 25, 2011, among the Company, Exelis and Xylem. On October 31, 2011, the Company issued a press release announcing the completion of the Spin-off and that the previously announced one-for-two reverse stock split of ITT common stock (“1:2 Reverse Stock Split”) would be effective after market close that day. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     After the Distribution Date, the Company does not beneficially own any shares of Exelis common stock or Xylem common stock and, following such date, does not expect to consolidate the financial results of Exelis or Xylem for the purpose of its own financial reporting. The unaudited pro forma financial information of the Company giving effect to the Spin-off and the 1:2 Reverse Stock Split (as described under Item 5.03 below) and the related notes thereto, is attached as Exhibit 99.2 to this Current Report on Form 8-K.
     ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendments of Certain Benefits Plans
     On October 31,2011, the amendment and restatement of the ITT Corporation Supplemental Retirement Savings Plan for Salaried Employees (the “Supplemental Plan”) approved by the ITT Board of Directors became effective. The Supplemental Plan is substantially similar to the ITT Excess Savings Plan that the Company previously maintained prior to transferring such plan to Exelis in connection with the Spin-off.
     The Supplemental Plan. The Supplemental Plan was amended and restated effective October 31, 2011 to reflect the enhanced employer contribution formula provided effective January 1, 2012 and to revise the Supplemental Plan with its correct name. The Supplemental Plan was further amended to cease salary deferrals by eligible employees effective as of January 1, 2012. All balances under the Supplemental Plan are maintained on the books of the Company and earnings are credited to the accumulated savings under the plan based on the earnings attributable to a stable value fund. Benefits will be paid in a lump sum in the seventh month following the last day worked by an employee. Employees are 100% vested at all times in any employee contributions they previously elected and, effective as of October 31, 2011, are 100% vested in all Company contributions as well.
ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change In Fiscal Year.
     The Company filed Articles of Amendment of the Articles of Incorporation of the Company with the Secretary of State of the State of Indiana, which became effective at 7:00 p.m. on October 31, 2011, to effect the 1:2 Reverse Stock Split whereby every two shares of ITT common stock whether issued and outstanding, held by the Company as Treasury stock or authorized but unissued were converted into one share of ITT common stock. Under Indiana law, the 1:2 Reverse Stock Split did not require shareholder approval. A copy of the Articles of Amendment so filed is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.
     The new CUSIP number for ITT Corporation common stock is 450911 201. The shares of ITT Corporation will continue to trade on the New York Stock Exchange, under the symbol “ITT.”
ITEM 7.01 Regulation FD Disclosure.
     The unaudited supplemental financial information is furnished pursuant to Item 7.01 Regulation FD Disclosure. This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The unaudited supplemental financial information updates the presentation executives from ITT made related to the separation of Exelis and Xylem from ITT at the Company’s investor day on October 13, 2011. The unaudited supplemental financial information is attached and incorporated by reference herein as Exhibit 99.3.

ITEM 9.01	Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
     The unaudited pro forma consolidated condensed income statements of ITT Corporation for the nine months ended September 30, 2011 and each of the three years ended December 31, 2010, 2009 and 2008 and unaudited pro forma consolidated balance sheet of ITT Corporation dated as of September 30, 2011 are attached as Exhibit 99.2 to this Current Report on Form 8-K.
(d) Exhibits.

Exhibit
No.	Description
3.1	Articles of Amendment of the Articles of Incorporation of ITT Corporation

99.1	Press release issued October 31, 2011 by ITT Corporation

99.2	Unaudited pro forma consolidated condensed income statements of ITT Corporation for the nine months ended September 30, 2011 and each of the three years ended December 31, 2010, 2009 and 2008 and unaudited pro forma consolidated balance sheet of ITT Corporation dated as of September 30, 2011

99.3	Unaudited supplemental financial information updating the presentation from the Company’s investor day on October 13, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT CORPORATION
Date: November 4, 2011	By:	/s/ Burt M. Fealing
Burt M. Fealing

Its:	Senior Vice President, General Counsel and Secretary
(Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit
No.	Description
3.1	Articles of Amendment of the Articles of Incorporation of ITT Corporation

99.1	Press release issued October 31, 2011 by ITT Corporation

99.2	Unaudited pro forma consolidated condensed income statements of ITT Corporation for the nine months ended September 30, 2011 and each of the three years ended December 31, 2010, 2009 and 2008 and unaudited pro forma consolidated balance sheet of ITT Corporation dated as of September 30, 2011

99.3	Unaudited supplemental financial information updating the presentation from the Company’s investor day on October 13, 2011

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